Exhibit 99.1

Goodyear Farm Tire Business
Financial Statements
December 31, 2004

Goodyear Farm Tire Business
Index
December 31, 2004

Page(s)
Report of Independent Registered Public Accounting Firm	1
Financial Statements
Combined Statement of Net Assets Sold	2
Combined Statement of Revenue, Cost of Goods Sold and Direct Operating Expenses	3
Notes to Financial Statements	4-9

Report of Independent Registered Public Accounting Firm

To the Board of Directors and

Stockholders of Titan International, Inc.

We have audited the accompanying combined statement of net assets sold of the Goodyear Farm Tire Business (Business) and the related accompanying combined statement of revenue, cost of goods sold and direct operating expenses for the year ended December 31, 2004 in accordance with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Business’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Titan International, Inc.) and are not intended to be a complete presentation of the Business’s combined financial position, results of operation or cash flows. As discussed in Note 2 to the combined financial statements, the Business has significant transactions and relationships with affiliated entities. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would have resulted from transactions with wholly unrelated entities.

In our opinion, the financial statements referred to above present fairly, in all material respects, the Business’s net assets sold and combined revenue, cost of goods sold and direct operating expenses for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP
December 10, 2005

Goodyear Farm Tire Business
Combined Statement of Net Assets Sold
As of December 31, 2004

(in thousands)

Assets
Inventories	$46,029
Property, plant and equipment, net	44,277

Total assets	90,306

Net assets sold	$90,306

See accompanying notes to the combined financial statements.

Goodyear Farm Tire Business
Combined Statement of Revenue, Cost of
Goods Sold and Direct Operating Expenses
Year Ended December 31, 2004

(in thousands)

Revenue, net
Third party	$206,791
Related party (Note 8)	43,950

Total net revenue	250,741

Cost of goods sold
Third party	$205,644
Related party (Note 8)	42,096

Total cost of goods sold	247,740

Gross margin	3,001

Direct operating expenses
Warehousing costs	4,111
Research and development expenses	524
Advertising costs	1,288
Other operating expenses	3,558

Total direct operating expenses	9,481

Excess of cost of goods sold and direct operating expenses over revenues	$(6,480)

See accompanying notes to the combined financial statements.

Goodyear Farm Tire Business
Notes to Combined Financial Statements
 December 31, 2004

1.	Background and Nature of Business

The accompanying combined financial statements have been prepared for the purpose of presenting the net assets and the revenue, cost of goods sold and direct operating expenses of the North American farm tire business (the “Business”) of the Goodyear Tire and Rubber Company (“Goodyear”) as of and for the year ended December 31, 2004. The business is primarily engaged in the manufacturing of farm tires at a facility located in Freeport, Illinois. On December 28, 2005, the Business was sold pursuant to an Asset Purchase Agreement (the “Agreement”) between Goodyear and Titan Tire Corporation (“Titan”). (See Note 8).

2.	Significant Accounting Policies

Basis of Presentation
The accompanying combined statements of net assets sold and revenue, cost of goods sold and direct operating expenses have been derived from Goodyear’s historical accounting records and are presented to include the historical operations applicable to the Business and product lines and processes in accordance with the Agreements, further discussed in Note 8. The accompanying combined financial statements are prepared on the accrual basis of accounting. All significant intercompany accounts and transactions have been eliminated in the preparation of the combined statements of net assets sold, and of revenue, cost of goods sold and direct operating expenses.

Related party revenues and cost of goods sold, as set forth in the accompanying statement of revenue, cost of goods sold and direct operating expenses, include amounts related to certain offtake, mixing and supply functions. These revenues include sales to other Goodyear businesses as described in Note 8.

Cost of goods sold includes the actual and allocated manufacturing cost of the products. The allocated costs were determined based on the active headcount for employee benefits and claims experience for workers compensation cost. Management believes that the methods used to allocate the employee benefits and workers compensation costs are reasonable. The Business purchased a significant portion of its raw material components from Goodyear, approximately 72 percent, during the period presented. Management believes that these components could be obtained from alternative suppliers without significant disruption to the Business. Direct operating expenses include warehouse costs, research and development costs, advertising costs and other related operating costs of the two corporate departments which were entirely related to the Business. Interest, income taxes, and Goodyear corporate expenses related to selling, general or administrative services or infrastructure or other types of support services provided by Goodyear have been omitted from inclusion within direct operating expenses. These costs would have historically been allocated from Goodyear to the Business for the period presented. Since the Business was not a separate business unit, Goodyear had never segregated such operating cost information related to the Business for financial reporting purposes. Since these costs were not separately allocated to the Business, any attempt to arbitrarily allocate such costs, would not result in a reliable estimate of what these costs would actually have been had the Business operated historically as a stand-alone entity. Accordingly, it is not practicable to isolate or reasonably allocate such Goodyear costs to the Business, as it would not produce allocations that would be indicative of the Business’s historical performance.

See accompanying notes to the combined financial statements.

Goodyear Farm Tire Business
Notes to Combined Financial Statements
 December 31, 2004

Full separate financial statements prepared in accordance with accounting principles generally accepted in the United States are not presented because the information necessary to prepare such statements is neither readily available nor practicable to obtain in these circumstances. The results set forth in the combined statements of net assets sold and of revenue, cost of goods sold and direct operating expenses could differ from those that would have resulted had the Business operated autonomously or as an independent entity. The historical operating results may not be indicative of the results of the Business after the acquisition by Titan.

Use of Estimates
The preparation of the combined statement of net assets sold and of revenue, cost of goods sold and direct operating expenses requires management to make estimates and assumptions that affect the reported amounts of assets and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue, cost of goods sold and direct operating expenses for the year presented. While we believe these estimates are appropriate, actual results could differ from those estimates.

Revenue Recognition
Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted. Pricing terms are generally based upon market related prices. However, certain sales are to other Goodyear businesses and are at prices which are determined by Goodyear management and may not reflect market pricing. Shipping and handling fees are not billed to the customer, and therefore, are not a revenue component. A provision for customer incentives, discounts, sales returns and allowances is recorded at the time of sale.

Cost of Goods Sold
Cost of goods sold includes the actual and allocated manufacturing cost of the products.

Shipping and Handling Fees and Costs
Expenses for transportation of products to customers are recorded as a component of cost of goods sold.

Research and Development Cost
Research and development costs include, among other things, materials, equipment, compensation and contract services. These costs are expensed as incurred and included as a component of direct operating costs.

Advertising Costs
Costs incurred for producing and communicating advertising are expensed when incurred and included as a component of direct operating costs. Costs incurred under our cooperative advertising program with dealers and franchisees are recorded as reductions of sales as related revenues are recognized. The cooperative advertising costs reduced revenues approximately $593,000 for the year ended December 31, 2004.

Warranty
The Business offers warranties on the sale of certain of our products and services and records an accrual for estimated future claims at the time revenue is recognized. Tire replacement under most of the warranties offered is on a prorated basis. Costs totaling approximately $4,590,000, were recorded by the Company as a reduction of revenue for the year ended December 31, 2004. Costs for future warranty and related accruals have been retained by Goodyear and were not allocated herein.

Goodyear Farm Tire Business
Notes to Combined Financial Statements
 December 31, 2004

Inventories
Inventories are stated at the lower of cost or market. Cost is determined using FIFO or the average cost method. Estimated provisions are established for excess and obsolete inventory. Inventoriable costs include direct material, direct labor and applicable manufacturing and engineering overhead.

Property, Plant and Equipment
Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method. Additions and improvements that substantially extend the useful life of properties, plant and equipment and interest costs incurred during the construction period of major projects are capitalized. Repair and maintenance costs are charged to income in the period incurred. Property, plant and equipment are depreciated to their estimated residual values over their estimated useful lives, and reviewed for impairment in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of long-Lived Assets”. The straight-line method of depreciation is used over the estimated useful lives of the related assets as follows:

Useful lives
Buildings and improvements	40 years
Machinery and equipment	15 years
Environmental Cleanup Remediation
Environmental expenditures related to existing conditions from past or current operations and from which no current or future benefit is discernible are expensed. Expenditures that extend the life of the related property or mitigate or prevent future environmental contamination are capitalized. There were no significant environmental expenses recorded during fiscal 2004.

3.	Cash Flow Information and Omitted Expenses (Unaudited)

A statement of cash flows is not presented, as the Business did not maintain a cash balance. All cash flow activities were funded by Goodyear and are primarily composed of amounts for payroll, capital expenditures, material purchases and to fund any operational cost requirements of the Business. Accordingly, it is not practicable to isolate, or reasonably allocate, such cash flows from Goodyear to the Business for the operating, investing or financing sections, because the organizational structure would not produce allocations that would be indicative of the Business’s historical performance.

The statement of revenue, cost of goods sold and direct operating expenses also does not include an allocation of expenses related to corporate overhead, interest or tax expense. These omitted expenses are not known or reasonably available.

Goodyear Farm Tire Business
Notes to Combined Financial Statements
 December 31, 2004

4.	Inventories

Inventories consist of the following at December 31, 2004:

(in thousands)

Raw material	$9,178
Work in process	1,662
Finished products	35,189

$46,029

Included within raw materials is $3,331,828 of supply inventory, which includes operating and maintenance supplies, bladders and tire assembly parts. A provision is recorded to reduce inventories to the estimated net realized value, if required. As of December 31, 2004, the reserve balance was $868,000.

5.	Property, plant and equipment

Property, plant and equipment consist of the following at December 31, 2004:

(in thousands)

Land and improvements	$3,269
Buildings and improvements	26,762
Machinery and equipment	190,146
Construction in progress	537

220,714
Accumulated depreciation	(176,437)

$44,277

The net amount of capitalized interest remaining for the year ended December 31, 2004 totaled $2,976,000. Depreciation expense for the year ended December 31, 2004 totaled $7,383,514 and is included within costs of goods sold.

6.	The Employee Benefit Plans

The Business participated in various employee benefit plans which are sponsored by Goodyear, including pension, other post-retirement and savings plans. The costs of these plans related to the Business are included as part of the labor costs allocated by Goodyear and reflected in cost of goods sold of the Business. These costs totaled approximately $26,427,000 for the year ended December 31, 2004.

7.	Concentrations

During the year ended December 31, 2004, one customer generated 16 percent of total third party revenue.

Goodyear Farm Tire Business
Notes to Combined Financial Statements
 December 31, 2004

8.	Subsequent Events

Acquisition of Goodyear’s North American Farm Tire Business
On December 28, 2005, Titan Tire Corporation, a subsidiary of Titan International, Inc. closed on its acquisition of The Goodyear Tire & Rubber Company’s North American farm tire assets. Titan Tire purchased the assets of Goodyear’s North American farm tire business for approximately $100 million in cash proceeds. The assets purchased included Goodyear’s North American plant, property and equipment located in Freeport, Illinois, and Goodyear’s North American farm tire inventory.

Pursuant to the Agreement, Goodyear and Titan have entered into several offtake, mixing and supply agreements. These Agreements include terms, which obligate Titan to provide specified tire production and processes, which were previously provided, or performed, by Goodyear. Revenues and cost of goods sold attributed to the offtake product lines, the supply product lines and the mixing process approximate $43,950,000 and $42,096,000, for the year ended December 31, 2004, respectively, and have been disclosed as related party revenues and related party cost of goods sold in the combined statement of revenue, cost of goods sold and direct operating expenses. The individual revenues and cost of goods sold comprising these totals have been outlined below.

The offtake agreements obligate Titan to produce non-farm tires for Goodyear for a period of two years with an automatic extension of one-year. These product lines were previously produced by the Business and transferred to related parties at standard cost. The revenue and cost of goods sold from the related product lines approximates $25,506,000 for the year ended December 31, 2004, respectively. These product lines’ revenues and cost of goods sold have been stated at standard cost and presented in the combined statement of revenue, cost of goods sold and direct operating expenses.

The mixing agreement obligates Titan to mix raw materials provided by Goodyear for a processing fee for a period of two years. This mixing production process was previously performed by the Business and transferred to related parties at standard cost. The revenue and cost of goods sold from the related mixing process approximates $11,493,000 for the year ended December 31, 2004, respectively. The mixing revenue and cost of goods sold has been stated at standard cost and presented in the combined statement of revenue, cost of goods sold and direct operating expenses.

The supply agreement obligates Titan to sell farm tires at a transfer price to Goodyear location’s outside of North America. This supply production was previously performed by the Business and was transferred to international Goodyear facilities using the Goodyear transfer pricing policy. The supply product line revenues and cost of goods sold approximates $6,951,000 and $4,763,000 for the year ended December 31, 2004, respectively. These supply product line revenues and cost of goods sold have been stated at the transfer pricing and presented in the combined statement of revenue, cost of goods sold and direct operating expenses.

Environmental Cleanup Matters
A Phase II Environmental Assessment of the Freeport, Illinois facility was completed on October 15, 2005 (“Assessment”). Pursuant to the Agreement, any issues related to environmental matters would be classified into 2 categories: (1) Type I Remedial Problems and (2) Type II Remedial Problems. Any costs or liabilities related to Type I Remedial Problems would be assumed by Goodyear. Any costs or liabilities related to Type II Remedial Problems would first be assumed by Goodyear and, on a graduated basis, will shift to Titan. Based on management’s current assessment of the Business, no liability exists as of December 31, 2004.

Goodyear Farm Tire Business
Notes to Combined Financial Statements
 December 31, 2004

9.	Interim Combined Statements of Net Assets Sold and of Revenues, Cost of Goods Sold and Direct Operating Expenses (Unaudited)

The interim combined statement of net assets sold (unaudited) as of September 30, 2005 is as follows:

Assets
Inventories (includes $3,045 of supply inventory)	$54,570
Property, plant and equipment, net	40,091

Total assets	94,661

Net assets sold	$94,661

The interim combined statement of revenue, cost of goods sold and direct operating expenses (unaudited) as of September 30, 2005 and 2004 is as follows:

(in thousands)	2005	2004

Revenue, net
Third party	$167,407	$157,638
Related party (Note 8)	23,675	36,523

Total net revenue	191,082	194,161

Cost of goods sold
Third party	152,623	159,405
Related party (Note 8)	22,478	35,244

Total cost of goods sold	175,101	194,649

Gross margin (loss)	15,981	(488)

Direct operating expenses
Warehouse costs	2,917	3,034
R&D expenses	171	448
Advertising costs	239	1,063
Other operating expenses	2,552	2,816

Total direct operating expenses	5,879	7,361

Excess of cost of goods sold and direct
operating expenses over revenue	$10,102	$(7,849)